Supplement to the
Fidelity® Select Portfolios®
Health Care Sector
April 29, 2015
Prospectus

Effective January 1, 2016, Medical Delivery Portfolio will be renamed Health Care Services Portfolio. The features and policies of the fund will not change.

The following information replaces similar information for Health Care Services Portfolio found in the "Fund Summary" section under the heading "Portfolio Manager(s)".

Justin Segalini (co-manager) has managed the fund since January 2016.

Edward Yoon (co-manager) has managed the fund since January 2016.

The following information replaces the biographical information for Steven Bullock found in the "Fund Management" section.

Justin Segalini is co-manager of Health Care Services Portfolio, which he has managed since January 2016. Since joining Fidelity Investments in 2007, Mr. Segalini has worked as a research analyst, sector specialist, and portfolio manager.

Edward Yoon is co-manager of Health Care Services Portfolio, which he has managed since January 2016. He also manages other funds. Since joining Fidelity Investments in 2006, Mr. Yoon has worked as a research analyst and portfolio manager.

SELHC-16-01  January 28, 2016
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